SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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California Micro Devices Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 6, 2004

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders on August 12, 2004 at 2:00 p.m., at the McCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, California.

The Board of Directors recommends that all shareholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement.

Proposal 3 is for adoption of a new employee stock option plan, the 2004 Omnibus Incentive Compensation Plan. California Micro Devices operates in a competitive high technology job market. Stock options are a key factor in both recruiting and retaining valued employees. Proposal 4 is a proposal to increase the number of authorized shares of Common Stock.

Your support of these proposals is very important to the future success of your Company.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Very truly yours,

/s/ Wade Meyercord
Wade Meyercord Chairman of the Board

This proxy statement is dated July 6, 2004, and is first being mailed to shareholders on or about July 9, 2004

CALIFORNIA MICRO DEVICES CORPORATION

430 North McCarthy Boulevard, #100

Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of California Micro Devices Corporation, a California corporation (the “Company”), will be held on August 12, 2004 at 2:00 p.m., at the McCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, California.

The items of business are:

1.	To elect six directors of the Company, to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

2.	To ratify the selection of Grant Thornton LLP as our independent auditors for the fiscal year ended March 31, 2005.

3.	To approve the adoption of the 2004 Omnibus Incentive Compensation Plan.

4.	To consider and vote upon a proposal to amend our Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from twenty-five million shares (25,000,000) to fifty million shares (50,000,000).

5.	Such other matters as may properly come before the meeting.

These items are more fully described in the following pages, which are hereby made a part of this Notice.

Only shareholders of record at the close of business on June 22, 2004, will be entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy card.

Sincerely,

/s/ Stephen M. Wurzburg
Stephen M. Wurzburg Secretary

Milpitas, California

July 6, 2004

CALIFORNIA MICRO DEVICES CORPORATION

PROXY STATEMENT

I.    GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Micro Devices Corporation, a California corporation (“we,” “us,” “CAMD,” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held at the McCarthy Conference Center at 580 North McCarthy Boulevard, Milpitas, California, on August 12, 2004, at 2:00 p.m., and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are being mailed to shareholders on or about July 9, 2004. Whether or not you expect to attend the Annual Meeting in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

PROXY STATEMENT.    This Proxy Statement consists of Sections I through VI, and contains four proposals. These Sections are intended to be read and understood together as one document. PLEASE CAREFULLY READ EACH SECTION.

WHO CAN ATTEND THE ANNUAL MEETING.    Only shareholders of record of Common Stock issued by the Company at the close of business on June 22, 2004, the Record Date for the Annual Meeting, or their valid proxy holders, are entitled to notice of and to vote at the Annual Meeting.

QUORUM AT THE ANNUAL MEETING.    As of the Record Date, CAMD had issued and outstanding 21,440,143 shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a vote by shareholders at the Annual Meeting are provided under “Approval of Proxy Statement Items,” and the relevant proposals.

VOTING.    Each share of Common Stock is entitled to one vote. Cumulative voting is not permitted.

SUBMISSION OF PROXY CARD.    You are urged to mark, sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date. If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. All Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

VOTING BY PROXY CARD.    When you vote by Proxy Card, the following procedure will apply:

If you intend to vote by Proxy Card, please cast your vote FOR or AGAINST any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

Signed proxies received by the Company on which no contrary instruction has been given will be voted FOR EACH OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 THROUGH 4. IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR PROPOSALS 2 THROUGH 4 AND FOR THE NOMINEES RECOMMENDED. If you wish to vote in accordance with the Board of Directors’ recommendations, simply sign, date and return your proxy card in the envelope provided.

OTHER MATTERS.    As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

PROXY SOLICITATION.    Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (the “Named Holders”) holding shares in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by an independent proxy solicitation firm hired for this purpose. No additional compensation will be paid to any Company employee, officer, or director for such services. The Company has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related informational support, for a services fee and the reimbursement of customary out-of-pocket expenses that are not expected to exceed $15,000 in the aggregate.

CONDUCT OF THE ANNUAL MEETING.    The Annual Meeting will be conducted in accordance with those procedures established by the Chairman of the Board of Directors. The Annual Meeting will proceed in the same order as the Proposals set out below.

PROCEDURE FOR DIRECTOR NOMINATIONS BY SHAREHOLDERS.    The By-Laws of the Company require advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The Nominating Committee may also consider nominees timely proposed by the shareholders in determining the Board of Directors’ recommended slate of directors.

Nominees for election to the Board of Directors are recommended by the Nominating and Corporate Governance Committee of the Board; nominations may also be made by any shareholder of record who complies with the following provisions. Shareholder nominations shall be made pursuant to written notice to the Secretary of the Company delivered or received at 430 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. Nominations for election to the Board at our 2005 Annual Meeting of Shareholders must be received no later than March 8, 2005. Such notice shall set forth (i) as to each person whom the shareholder proposed to nominate for election or re-election as director (A) the name, age, business address, and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (D) a statement as to the person’s citizenship, (E) a description of all arrangements or understandings between the person and the nominating shareholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of the Company if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the shareholder giving notice, (A) the name and record address of the shareholder and (B) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

PROCEDURE FOR SHAREHOLDERS TO MAKE PROPOSALS.    In order for a shareholder of record to propose business to be brought before the annual meeting, in addition to other requirements such shareholder must give written notice to the Secretary of the Company delivered or received at 430 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. Proposals that are intended to be presented at our 2005 Annual Meeting of Shareholders must be received no later than March 8, 2005. Such notice shall set forth (A) a brief description of the business desired to be brought before the meeting, (B) the name and record address of the shareholder proposing such business, (C) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder, (D) any material interest of the shareholder in such business, and (E) any such other information concerning the shareholder making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

APPROVAL OF PROXY STATEMENT ITEMS.    Only holders of shares of the Company’s Common Stock of record as of the close of business on June 22, 2004 (the “Record Date”), are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon. An inspector of election, appointed by the Company, will count votes cast at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of our outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting, but are not deemed to be present or represented for purposes of determining whether shareholder approval of a proposal has been obtained.

Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger portion of votes.

Proposals submitted to the shareholders in the enclosed proxy must be approved by the affirmative vote of a majority of the shares represented in person or by proxy and voting on the proposals and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal or in the calculation of total votes cast, except with respect to Proposal 4.

II.    MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

ELECTION OF SIX DIRECTORS (PROPOSAL NO. 1)

Your Board Recommends a Vote “FOR” the Election of

Robert V. Dickinson, Wade F. Meyercord, Dr. Edward C. Ross,

Dr. David W. Sear, Dr. John L. Sprague and David L. Wittrock as Directors

Six directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company’s By-Laws provide for not less than five, nor more than nine, authorized directors, with the number of directors authorized as of the close of the annual meeting fixed at six. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below. In the event that a nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. All persons nominated for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

All six of the nominees are current directors of the Company: Robert V. Dickinson, Wade F. Meyercord, Dr. Edward C. Ross, Dr. David W. Sear, Dr. John L. Sprague and David L. Wittrock.

Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

The following table sets forth the names, ages, and principal occupations for the periods indicated and other directorships of each of the current nominees at the 2004 Annual Meeting.

Name	Age	Principal Occupation for the Past Five Years And Other Directorships	Director Since
Robert V. Dickinson	62	Mr. Dickinson has been President, Chief Executive Officer, and a member of our Board of Directors since April 2001. From August 1999 to April 2001, he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, where, starting in 1992, he served in several other senior executive roles including President of its Japanese subsidiary. Previously, he held senior management positions at Western Digital Corporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and Chief Executive Officer, from 1987 to 1988.	2001

Wade F. Meyercord	63	Mr. Meyercord has been Chairman of the Board since 1994 and a director since December 1992. Mr. Meyercord has been President of Meyercord & Associates, Inc., a consulting firm, since 1987. From 1999 to 2002, he was Senior Vice President, Finance and Administration, and Chief Financial Officer of Rioport, Inc., an applications service provider for digital music distribution. Previously he was Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company, from 1997 to 1999, and Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord is a Director of Microchip Technology, Incorporated, a semiconductor manufacturer, of Magma Design Automation, an EDA software company, and of Endwave Corporation, a supplier of RF subsystems for broadband wireless devices.	1992

Name	Age	Principal Occupation for the Past Five Years And Other Directorships	Director Since

Dr. Edward C. Ross	62	Dr. Ross has been a director since June 2002 and has been the President of TSMC North America, the US subsidiary of Taiwan Semiconductor Manufacturing Company Ltd., a Taiwanese semiconductor manufacturer, since 2000. Previously, he was Senior Vice President of Synopsys, Inc., an electronic design automation supplier, from 1998 to 2000; and President of Technology and Manufacturing at Cirrus Logic, Inc., a semiconductor manufacturer, from 1995 to 1998. Dr. Ross is a member of the board of directors of RAE Systems, Inc., a manufacturer of scientific instruments and networked instrumentation, and of Volterra Semiconductor, Inc., a semiconductor manufacturer.	2002

Dr. David W. Sear	59	Dr. Sear has been a Director since December 2003. He has been the Chief Executive Officer of NeoAxiom, Inc., a semiconductor manufacturer, since February 2004. Prior to joining NeoAxiom, Dr. Sear was an independent consultant from April 2003 to February 2004. Dr. Sear also served as Chief Executive Officer of Optics Networks from January 2002 to March 2003. He served as President and Chief Executive Officer of Vaishali Semiconductor, a semiconductor manufacturer focused on developing 10 Gigabit Ethernet ICs, from April 1999 to January 2002 and held President and Chief Operating Officer positions with Quality Semiconductor, a semiconductor manufacturer, from 1997 to 1999. Dr. Sears served as President and Chief Executive Officer of Integrated Circuit Systems, a semiconductor manufacturer, from 1994 to 1997. Prior to 1994, he held President and Chief Operating Officer positions with Catalyst Semiconductor, a semiconductor manufacturer, from 1991 to 1994, as well as senior management positions with Fujitsu Microelectronics from 1987 to 1991 and ICI Array Technology from 1984 to 1987.	2003

Dr. John L. Sprague	74	Dr. Sprague has been a Director since July 1996 and previously from January 1994 until July 1995. He is a consultant and was President of John L. Sprague Associates, a consulting company, from 1988 through 2002. He was President and Chief Executive Officer of Sprague Electric Company, a manufacturer of electronics components, from 1981 to 1987, and served in various technical and operations positions with that company from 1959 to 1981.	1996

David L. Wittrock	50	Mr. Wittrock has been a Director since June 2003. Mr. Wittrock has been in private practice as a tax and financial consultant to high-technology and healthcare companies since October 2002. Previously, he was Vice President, Finance and Business Affairs for Rioport, Inc., an applications service provider for digital music distribution, from January 2000 through September 2002, and was a tax partner at KPMG, LLP from 1978 through 1999.	2003

There are no family relationships among any of the directors, nominees, and executive officers.

Required Vote

The nominees for director who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the six nominees.

RATIFICATION OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

Your Board Recommends a Vote “FOR” the Ratification of

Grant Thornton LLP as the Company’s Independent Auditors

Subject to ratification by the shareholders, the Board of Directors has appointed Grant Thornton LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Grant Thornton audited our financial statements for fiscal year 2004. Previously, Ernst & Young LLP (“E&Y”) had audited our financial statements from fiscal year 1995 through fiscal year 2003.

Representatives of the firm of Grant Thornton are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Grant Thornton as the Company’s independent auditors is not required by the Company’s By-Laws or otherwise. The Board of Directors is submitting the selection of Grant Thornton to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change could be in the best interests of the Company and its shareholders.

On October 14, 2003, E&Y informed us that it was resigning as our independent auditors effective upon the completion of E&Y’s quarterly review of our financial statements for the second quarter of our fiscal year 2004, which ended on September 30, 2003. On December 15, 2003, our Audit Committee engaged Grant Thornton as our new independent accounting firm.

We did not consult with Grant Thornton on any application of accounting principles or any other matters which were the subject of any disagreement or any reportable event during the two fiscal years ended March 31, 2003, and the interim period through October 14, 2003.

The reports of E&Y on our consolidated financial statements as of and for each of the fiscal years ended March 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2002 and 2003, and through October 14, 2003, we had no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

In connection with E&Y’s audit of our financial statements for the fiscal year ended March 31, 2003, E&Y informed us that it had noted a combination of factors which taken together constituted a material weakness in our internal controls. The material weakness included issues with our inventory costing systems and procedures, accounts payable cutoff, information systems user administration, and finance organization. Our Audit Committee and management discussed this matter with E&Y and authorized E&Y to respond fully to any inquiries of Grant Thornton concerning this matter.

Subsequent to March 31, 2003, we instituted additional processes and procedures to improve our internal control over financial reporting. During fiscal 2004, we have recruited an almost entirely new finance department and we have instituted back-up procedures for our manual processes as we automate them. We have devoted substantial effort and resources to improving our internal controls. As a result, we believe that we no longer have a material weakness in our internal controls, although some key controls are manual and are consequently inefficient. We are continuing our efforts to improve our financial processes and procedures. We provided E&Y with a copy of the foregoing disclosures and requested E&Y to furnish us with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated October 21, 2003, is filed as Exhibit 16.1 to our Current Report filed on Form 8-K with the SEC on October 21, 2003.

Audit and Non-Audit Fees

	2004		2003
Audit Fees	$404,468	(1)	$484,361
Audit Related Fees	7,500		2,300
Tax Fee	—		68,536
All Other Fees	2,295		—

Total	$414,263		$555,197

(1)	Includes $119,200 fees paid to Ernst & Young LLP up through their resignation following their review of our quarterly report on Form 10-Q for the period ended September 30, 2003 and issuance of comfort letters and consents. Includes $285,268 to our current auditor, Grant Thornton, for the fiscal year 2004 year-end audit, their review of our quarterly report on Form 10-Q for the period ended December 31, 2003 and the issuance of comfort letters.

Audit fees consist of aggregate fees and costs of the audit of the Company, including the costs of quarterly reviews. Audit-related fees consisted primarily of employee benefit plan audits. Tax fees consisted primarily of tax consultations and tax returns. All other fees consisted primarily of advisory services.

Pre-Approval Policies and Procedures

Our Audit Committee approves the terms and fees of 100% of the audit and permissible non-audit services by our independent auditors in advance of the provision of any such services.

Required Vote

Ratification will require the affirmative vote of a majority of the shares voting on this Proposal 2, and such affirmative vote must also constitute at least a majority of the required quorum. In determining whether this Proposal 2 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

ADOPTION OF THE 2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(PROPOSAL NO. 3)

Your Board Recommends a Vote “FOR” the Adoption of

2004 Omnibus Incentive Compensation Plan

In anticipation of the expiration of our 1995 Employee Stock Option Compensation Plan (the “1995 Plan”) and our 1995 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), the Board of Directors has deemed that it is in the best interest of the Company and our shareholders to adopt a new stock incentive plan that would be a successor to the 1995 Plan and the Directors’ Plan. The Board of Directors approved the 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”) on June 22, 2004, subject to shareholder approval. If shareholders approve the 2004 Plan, no further awards will be granted under the 1995 Plan or the Directors’ Plan.

The purpose of the 2004 Plan is to enable us to attract and retain top quality employees and consultants, including officers and directors, and to provide these persons with an incentive to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package we offer to our employees, consultants and directors.

Proxies solicited by the Board will be voted for Proposal No. 3 unless the shareholder specifies otherwise in the proxy.

Summary of the 2004 Omnibus Incentive Compensation Plan

Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan. A copy of the 2004 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix A. Shareholders are urged to read the complete text of the 2004 Plan.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights, any of which may or may not require the satisfaction of performance objectives, with respect to shares of our Common Stock to directors, officers, employees and consultants of the Company and our subsidiaries. The 2004 Plan may be administered by the Compensation Committee of the Board of Directors (the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each award, subject to the provisions of the 2004 Plan. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or nonqualified options. As of June 22, 2004, 145 employees were eligible to be considered for the grant of options under the 1995 Plan, and are also eligible under the 2004 Plan.

The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interests of our shareholders.

Shares Subject to the 2004 Plan

A total of 1,070,000 shares of Common Stock have been reserved for issuance under the 2004 Plan. Any shares granted as options or stock appreciation rights are counted against this limit as one share for every one share granted. Any shares granted as awards other than options or stock appreciation rights are counted against this limit as two shares for every one share granted. If any award granted under the 2004 Plan is forfeited or expires for any reason, then the shares subject to that award will once again be available for additional awards. If the 2004 Plan is approved, no additional option grants will be made under the 1995 Plan or the Directors’ Plan, and the shares remaining available for future grant under the 1995 Plan and the Directors’ Plan will be added to the share reserve available for issuance under the 2004 Plan. Options outstanding under the 1995 Plan or the Directors’ Plan, as the case may be, will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under the 1995 Plan or the Directors’ Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan.

As of June 22, 2004, (i) the number of shares subject to outstanding options, (ii) the range of exercise prices for these options, (iii) the weighted average per share exercise price, (iv) the weighted-average remaining life in years, (v) the number of shares issued upon exercise of options and (vi) the number of shares available for future grant under the 1995 Plan and the Directors’ Plan were as follows:

	Shares Subject to Outstanding Options	Range of Exercise Prices	Weighted- Average Per Share Price	Weighted- Average Remaining Life in Years	Number of Shares Issued Upon Exercise	Number of Shares Available for Further Grant
1995 Plan	2,200,036	$2.75-$22.56	$6.48	7.68	2,225,450	319,514

Directors’ Plan	205,000	$2.75-$22.50	$6.74	6.52	157,569	87,431

Because option grants under the 2004 Plan are subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable. Future option exercise prices under the 2004 Plan are also indeterminable because they will be based upon the fair market value of the Common Stock on the date of grant. During the fiscal year ended March 31, 2004, the following persons or groups had in total, received options to purchase shares of Common Stock under the 1995 Plan and, as to the non-employee directors, the Directors’ Plan as follows, each with an exercise price per share equal to the fair market value of the Company’s Common Stock the date of the grant:

Name	Number of Shares
Robert V. Dickinson	150,000
John M. Jorgensen	40,000
R. Gregory Miller	—
Kyle D. Baker	50,000
David E. Witkowski	20,000
All current executive officers as a group (6 persons)	290,000
All current non-employee directors as a group (5 persons)	60,000
All employees, including all current officers who are not executive officers	618,500

Stock Options and Stock Appreciation Rights

A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2004 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock to which the option may first become exercisable in any calendar year. Repricing, or reducing the exercise price of a stock option or stock appreciation right is not permitted without shareholder approval. On June 22, 2004, the closing price for the Common Stock on The Nasdaq Stock Market was $11.64 per share.

Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable. Any options that were not exercisable on the date of termination of employment immediately terminate at that time. Any options that are exercisable on the date of termination will remain exercisable only in accordance with the option agreement. Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

Non-Employee Director Options

Currently, options granted to non-employee directors are done so under the provisions of the Directors’ Plan, and, if approved by the shareholders under Proposal No. 3, the 2004 Plan. The shareholders have approved a total of 450,000 shares for the Directors’ Plan, of which 362,569 shares were issued and 205,000 shares were subject to outstanding options as of March 31, 2004. The option grants under the Directors’ Plan occur automatically, as will the option grants under the 2004 Plan. A director joining the Board for the first time receives an option for 15,000 shares. Each director who has served at least six months and is reelected at an Annual Meeting is entitled to receive a grant of an option for 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. Each option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the next twelve full calendar quarters thereafter. The exercise price for nonstatutory options granted under the Directors’ Plan shall be the fair market value of a share of the Company’s Common Stock on the date of grant. Under the 2004 Plan, each non-employee director will receive options to purchase the same number of shares of our common stock under the same terms and conditions as set forth in the Directors’ Plan. Non-employee directors may be granted additional options on a discretionary basis.

Restricted Share Awards and Stock Units

Restricted stock is a share award that may be conditioned upon continued employment or the achievement of performance objectives. The terms of any restricted share award under the 2004 Plan will be set forth in a restricted stock agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of any restricted stock agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Under the 2004 Plan, the Committee may also grant stock units that give recipients the right to acquire a specified number of shares of stock, or the equivalent value in cash, at a future date upon the attainment of certain conditions established by the Committee. No cash consideration is required of the recipient. Recipients of stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Section 162(m)

So that awards may qualify under Section 162(m) of the Code, which permits performance-based compensation meeting the requirements established by the Internal Revenue Service to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the 2004 Plan limits the number of shares that may be subject to awards to individual participants to no more than 500,000 shares annually.

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award:

• Cash flow	• Earnings per share

• Earnings before interest, taxes and amortization	• Return on equity

• Total shareholder return	• Share price performance

• Return on capital	• Return on assets or net assets

• Revenue	• Income or net income

• Operating income or net operating income	• Operating profit or net operating profit

• Operating margin or profit margin	• Return on operating revenue

• Return on invested capital	• Market segment shares

• Sales	• Customer satisfaction

To the extent that an award under the 2004 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Committee.

Notwithstanding satisfaction or completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of Common Stock, stock options or other benefits granted, issued, retainable and/or vested under an award upon satisfaction of the performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion determines. However, in no event may the Committee increase the amount payable upon satisfaction or completion of the performance criteria to a person subject to the Section 162(m) limitations.

Administration

The Committee, which is made up entirely of independent directors, will administer the 2004 Plan. The Committee will select employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2004 Plan, establish the terms, conditions and other provisions of the awards. The Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Committee may delegate to a secondary committee of directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2004 Plan to an officer or officers.

Amendment to or Termination of the 2004 Plan

The Board of Directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any party, unless mutually agreed otherwise between the party and the Committee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to awards granted under the 2004 Plan prior to the date of such termination. The 2004 Plan is effective for 10 years, unless sooner terminated.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our Common Stock or any similar event affecting our Common Stock, the Committee shall adjust the number and kind of shares available for grant under the 2004 Plan, and subject to the various limitations set forth in the 2004 Plan, the number and kind of shares subject to outstanding awards under the 2004 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of The Company on outstanding stock options, stock appreciation rights, restricted share awards and stock units granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. Such agreement shall provide for the continuation of outstanding awards if we are the surviving corporation, assumption of outstanding awards by the surviving corporation, substitution by the surviving corporation of its own awards for outstanding awards under the 2004 Plan, accelerated vesting and accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

We are generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to The Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Required Vote

Approval of the 2004 Plan requires the affirmative vote of a majority of the shares voting on this Proposal 3, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether this Proposal 3 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes.

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(PROPOSAL NO. 4)

Your Board Recommends a Vote “FOR” Proposal 4

The Board of Directors has approved an amendment to our Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of Common Stock to fifty million (50,000,000) from twenty-five million (25,000,000). The Board of Directors unanimously recommends that our shareholders approve this amendment.

As of the Record Date, 21,440,143 shares of our Common Stock were issued and outstanding. An additional 2,980,036 shares of Common Stock were covered by outstanding options under our 1995 Plan, our Directors’ Plan and outside our option plans, and warrants to purchase 266,542 shares of Common Stock were issued and outstanding. As a result, only 429,624 shares were available as of the Record Date for future grants under these plans or for the sale under our 1995 Employee Stock Purchase Plan.

The Board of Directors believes that the authorized shares of Common Stock remaining available for future issuance is not sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in our best interests to increase the number of authorized shares of Common Stock as described above. The Board of Directors also believes that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). We currently have an effective registration statement on Form S-3 that will enable us to issue and sell an additional 2,700,000 shares of our Common Stock. Further, the Board of Directors believes the availability of additional shares of Common Stock will enable us to attract and retain talented employees through the grant of stock options and other stock-based incentives. If Proposal 4 is not approved by the shareholders, we will not have shares available for issuance under the new 2004 Plan. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a stockholder who does not purchase additional shares to maintain his or her pro rata interest, on his or her percentage voting power.

If Proposal 4 is approved, the number of authorized shares of Common Stock in excess of those issued and outstanding, shares of Common Stock reserved for issuance under our stock plans (including the new 2004 Plan subject to adoption under Proposal No. 3) and shares issuable upon the exercise of outstanding options and warrants to purchase Common Stock, is estimated to be 4,723,523 shares as of the Record Date. Those shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Except as may be necessary to meet our requirements under the 1995 Employee Stock Purchase Plan, we do not presently have any plans to issue any of the excess shares. However, upon issuance, such shares of Common Stock will have the same rights as the outstanding shares of Common Stock. Holders of our Common Stock do not have preemptive rights.

The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in our best interests and in the best interests of our then-existing shareholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change management. Moreover, we adopted a shareholder rights plan in September 2001 to encourage third parties interested in acquiring us to work with and obtain the support of the Board of Directors. Pursuant to this plan, one preferred stock purchase right (a “Right”) was distributed for each share of Common Stock held on October 12, 2002. Each Right, when exercisable, will entitle the holder to purchase from us one one-thousandth of a share of our Series A Participating Preferred Stock at a price of $50.00.

The text of the first paragraph of Article IV of the Articles of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

“This corporation is authorized to issue two classes of stock to be designated “preferred” and “common stock,” respectively. The number of shares of preferred stock authorized to be issued is ten million (10,000,000), and the number of shares of common stock authorized to be issued is fifty million (50,000,000).”

Required Vote

Approval of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of our outstanding shares of Common Stock entitled to vote on this Proposal 4, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. If approved by the shareholders, the proposed amendment to our Articles of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of California, which is expected to take place as soon as practicable after the Annual Meeting.

III.    MANAGEMENT AND SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

Directors and Executive Officers of the Registrant

The following table sets forth certain information concerning the Company’s current directors and executive officers:

Name	Age	Position
Robert V. Dickinson	62	President, Chief Executive Officer and Director
R. Gregory Miller	53	Vice President, Finance and Chief Financial Officer
Kyle D. Baker	40	Vice President, Marketing
John M. Jorgensen	56	Vice President, Engineering
Manuel H. Mere	58	Vice President, Supply Chain Management
David E. Witkowski	57	Vice President, Sales
Wade Meyercord(1),(2),(3)	63	Chairman of the Board
Dr. Edward C. Ross(1),(3)	62	Director
Dr. David W. Sear	59	Director
Dr. John L. Sprague(1),(2),(3)	74	Director
David L. Wittrock(2),(3)	50	Director

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Member of Nominating and Corporate Governance Committee

Robert V. Dickinson has been President, Chief Executive Officer, and a member of our Board of Directors since April 2001. From August 1999 to April 2001, he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, where, starting in 1992, he served in several other senior executive roles including President of its Japanese subsidiary. Previously, he held senior management positions at Western Digital Corporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and Chief Executive Officer from 1987 to 1988.

R. Gregory (“Greg”) Miller has been our Vice President, Finance and Chief Financial Officer in April 2003. From 1999 to 2003, he was the Chief Financial Officer at Summit Microelectronics, a privately held fabless semiconductor company based in San Jose, California. Before that, he served as Vice President and Corporate Controller at LSI Logic, a semiconductor company, from 1996 to 1999. He has also held senior financial positions at National Semiconductor, Aristacom International and Texas Instruments.

Kyle D. Baker has been our Vice President, Marketing since August 2001. Previously, he was Vice President of Marketing of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, from January 2001 to August 2001 and was Senior Director of Marketing at Candescent Technologies, a flat panel display company, from October 1998 through January 2001. He also held a number of other marketing management positions with Cirrus Logic from 1994 through 1998. Prior to Cirrus Logic, he served in marketing and sales management roles at Western Digital and Procter & Gamble.

John M. Jorgensen has been our Vice President, Engineering since November 1995. Previously, he held several positions at National Semiconductor Corporation, a semiconductor manufacturer, from 1972 to 1995, including Director of Corporate Business Development, Director of DSP Business Unit, and Director of Advanced Networks Division.

Manuel H. Mere has been our Vice President, Supply Chain Management since February 2002. Previously, he was our Vice President, Thin Film from February 1995 to February 2002. Prior to that, he was the Vice President of Manufacturing for Cypress Semiconductor for its Bangkok, Thailand and San Jose, California plants. He was also the Vice President of Operations for Xicor. Prior to Xicor he held engineering management positions at IBM, National Semiconductor and Harris Semiconductor.

David E. Witkowski has been our Vice President, Sales since September 2001. From July 1999 to September 2001, Mr. Witkowski was Vice President, Asia Pacific/Japan for LynuxWorks Inc., an embedded systems software company. Prior to that, Mr. Witkowski was Vice President of Rest of World Sales and of Customer Marketing for Cirrus Logic, Inc, a semiconductor manufacturer, from 1996 to 1998. Mr. Witkowski also previously held senior sales management positions with ATI Technologies.

Wade F. Meyercord has been Chairman of the Board since 1994 and a director since December 1992. Mr. Meyercord has been President of Meyercord & Associates, Inc., a consulting firm, since 1987. From 1999 to 2002, he was Senior Vice President, Finance & Administration, and Chief Financial Officer of Rioport, Inc., an applications service provider for digital music distribution. Previously he was Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company, from 1997 to 1999, and Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord is a director of Microchip Technology, Incorporated, a semiconductor manufacturer, of Magma Design Automation, an EDA software company, and of Endwave Corporation, a supplier of RF subsystems for broadband wireless devices.

Dr. Edward C. Ross has been a director since June 2002 and has been the President of TSMC North America, the US subsidiary of Taiwan Semiconductor Manufacturing Company Ltd., a Taiwanese semiconductor manufacturer, since 2000. Previously, he was Senior Vice President of Synopsys, Inc., an electronic design automation supplier, from 1998 to 2000; and President of Technology and Manufacturing at Cirrus Logic, Inc., a semiconductor manufacturer, from 1995 to 1998. Dr. Ross is a member of the board of directors of RAE Systems, Inc., a manufacturer of scientific instruments and networked instrumentation, and of Volterra Semiconductor, Inc., a semiconductor manufacturer.

Dr. David W. Sear has been a Director since December 2003. He has been the Chief Executive Officer of NeoAxiom, Inc., a semiconductor manufacturer, since February 2004. Prior to joining NeoAxiom, Dr. Sear was an independent consultant from April 2003 to February 2004. Dr. Sear also served as Chief Executive Officer Optics Networks from January 2002 to March 2003. He served as President and Chief Executive Officer of Vaishali Semiconductor, a semiconductor manufacturer focused on developing 10 Gigabit Ethernet ICs, from April 1999 to January 2002 and held President and Chief Operating Officer positions with Quality Semiconductor, a semiconductor manufacturer, from 1997 to 1999. Dr. Sear served as President and Chief Executive Officer of Integrated Circuit Systems, a semiconductor manufacturer, from 1994 to 1997. Prior to 1994, he held President and Chief Operating Officer positions with Catalyst Semiconductor, a semiconductor manufacturer, from 1991 to 1994, as well as senior management positions with Fujitsu Microelectronics from 1987 to 1991 and ICI Array Technology from 1984 to 1987.

Dr. John L. Sprague has been a Director since July 1996 and previously from January 1994 until July 1995. He is a consultant and was President of John L. Sprague Associates, a consulting company, from 1988 through 2002. He was President and Chief Executive Officer of Sprague Electric Company, a manufacturer of electronics components, from 1981 to 1987, and served in various technical and operations positions with that company from 1959 to 1981.

David L. Wittrock has been a Director since June 2003. Mr. Wittrock has been in private practice as a tax and financial consultant to high-technology and healthcare companies since October 2002. Previously, he was Vice President, Finance and Business Affairs for Rioport, Inc., an applications service provider for digital music distribution, from 2000 to 2002, and was a tax partner at the accounting firm KPMG, LLP, from 1978 to 1999.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of June 22, 2004, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company’s Common Stock; (ii) each of the Company’s directors; (iii) the Named Executive Officers (as defined below under “Executive Compensation”); and (iv) all directors and executive officers as a group. Except as otherwise noted and subject to community property laws, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them. Also except as otherwise noted, the address of each such person or entity is 430 North McCarthy Boulevard, #100, Milpitas, California 95035. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a persons and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 22, 2004, are deemed outstanding. These shares, however, are not deemed outstanding of the purposes of computing the percentage ownership of any other person.

Beneficial Owner(1)	Shares Beneficially Owned	Percent
Systematic Financial Management, L.P.(2) 300 Frank W. Burr Boulevard Glenpointe East 7th Floor Teaneck, NJ 07666	1,369,300	6.39%
T. Rowe Price Associates, Inc.(3) P.O. Box 17630 Baltimore, MD 21297-1630	1,212,500	5.66%
Royce & Associates, LLC(4) 1414 Avenue of the Americas New York, NY 10019	1,115,000	5.20%
Suffolk Capital Management, LLC(5) 1633 Broadway New York, NY 10019	1,082,065	5.05%
Robert V. Dickinson(6)	374,687	1.75%
Wade F. Meyercord(7)	137,950	*
John M. Jorgensen(8)	181,485	*
Dr. John L. Sprague(9)	97,000	*
David E. Witkowski(10)	94,475	*
Edward C. Ross(11)	16,250	*
David L. Wittrock(12)	3,750	*
R. Gregory Miller(13)	49,083	*
Kyle D. Baker(14)	123,775	*
David W. Sear	—	*
Directors and Executive Officers as a group (10 persons)(15)	1,078,455	5.03%

*	Less than 1%.
(1)	Except as noted below, based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission.
(2)	Information based on a Schedule 13G filed with the SEC by Systematic Financial Management, L.P. on February 12, 2004. Systematic Financial Management, L.P., is a registered investment fund under the Investment Advisers Act of 1940.
(3)

Information based on a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. (“T. Rowe Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. (“T. Rowe Price Fund”) on February 4, 2004. Includes 1,050,000 shares and a warrant to purchase 37,500 shares that is exercisable within 60 days of June 22, 2004 held by T. Rowe Price Fund. T. Rowe Price Associates, which serves as investment adviser, have the power to direct investments and/or sole power to vote the shares owned by T. Rowe Price Small Cap Value Fund, Inc., as well as shares owned by certain other individual and institutional investors. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates may be deemed to be the beneficial owner of these shares, including the shares owned by T. Rowe Price Fund, of which T. Rowe Price Associates expressly disclaims beneficial ownership. T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company.

(4)	Information based on a Schedule 13G filed with the SEC by Royce & Associates, LLC on January 29, 2004. Royce & Associates, LLC is a registered investment fund under the Investment Advisers Act of 1940.
(5)	Information as of March 31, 2004 based on verbal confirmation from Suffolk Capital.
(6)	Consists of 20,000 shares held by The Dickinson Family 1984 Trust, for which Mr. and Mrs. Dickinson are co-trustees, and 354,687 shares subject to options exercisable within 60 days of June 22, 2004.
(7)	Includes 105,000 shares subject to options exercisable within 60 days of June 22, 2004 and warrants to purchase 1,250 shares.
(8)	Includes 171,325 shares subject to options exercisable within 60 days of June 22, 2004.
(9)	Includes 90,000 shares subject to options exercisable within 60 days of June 22, 2004.
(10)	Includes 89,475 shares subject to options exercisable within 60 days of June 22, 2004.
(11)	Includes 10,000 shares subject to options exercisable within 60 days of June 22, 2004 and warrants to purchase 1,250 shares.
(12)	Includes 3,750 shares subject to options exercisable within 60 days of June 22, 2004.
(13)	Includes 5,020 shares held by the Miller Trust UA 11-25-96 and 39,063 shares subject to options exercisable within 60 days of June 22, 2004.
(14)	Includes 121,775 shares subject to options exercisable within 60 days of June 22, 2004.
(15)	Includes 985,075 shares subject to options exercisable within 60 days of June 22, 2004 and warrants to purchase 2,500 shares.

IV.    CORPORATE GOVERNANCE—OFFICERS AND DIRECTORS

Director Independence

The Board has determined that all of our Board members, except Mr. Dickinson, are “independent” as defined by applicable listing standards of The Nasdaq Stock Market and SEC rules.

Audit Committee Financial Expert

The Board has determined that each of David Wittrock, Wade Meyercord and Dr. John Sprague is an “audit committee financial expert” for purposes of the SEC’s rules.

Board Meetings and Committees

During the fiscal 2004, the Board of Directors of the Company had an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The Audit Committee consists of David Wittrock (Chairman), Wade Meyercord and Dr. John Sprague. On behalf of the Board of Directors, the Audit Committee generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. Other specific duties and responsibilities are to retain the Company’s independent accountants, review the arrangements for and scope of the audit by the Company’s independent accountants, approval all audit and non-audit services, monitor the independent accountant’s independence, meet with the independent accountants and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The responsibilities of the Audit Committee are more fully described in the Audit Committee’s written charter, which was approved the by Board of Directors in fiscal year 2004 and included as Appendix B to this Proxy Statement. The Audit Committee held seven meetings during fiscal 2004. Dr. Sprague was appointed to the Audit Committee on June 11, 2002. Wade Meyercord was appointed to the Audit Committee in April 2003. David Wittrock was appointed to the Audit Committee in June 2003.

The Compensation Committee’s principal functions are to recommend to the Board the compensation of our Chief Executive Officer and other officers of the Company, to oversee the administration of the Company’s stock plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. The Compensation Committee serves as the Stock Option Plan Committee. In addition, the Committee reviews and approves recommendations regarding changes in compensation of outside directors. See also “Compensation Committee Report.” The Compensation Committee currently consists of Dr. John Sprague (Chairman), Wade Meyercord and Dr. Edward C. Ross. Donald L. Waite and Dan McCranie served as members of the Compensation Committee until their resignation from the Board of Directors on August 7, 2003 and April 3, 2003, respectively. The Compensation Committee held four meetings during fiscal 2004. The Compensation Committee has a written charter that has been approved by the Board of Directors.

The Nominating and Corporate Governance Committee’s principal functions are to oversee corporate governance, and to recommend nominees for election to the Board and for service on the Board’s committees. The Nominating and Corporate Governance Committee consists of Wade Meyercord (Chairman), Dr. John Sprague and David Wittrock. The Nominating and Corporate Governance Committee held four meetings during fiscal 2004. The Nominating and Corporate Governance Committee has a written charter that has been approved by the Board of Directors. A copy of this charter is included as Appendix C to this Proxy Statement.

During fiscal 2004, the Board of Directors held a total of ten meetings. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which such directors serve.

Directors Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. Once identified, candidates are initially interviewed by the Chairman of the Nominating and Corporate Governance Committee and our Chief Executive Officer, and then by all members of the Nominating and Corporate Governance Committee and at least one additional officer of the Company and the Chairman of the Board.

The Nominating Committee will consider nominees proposed timely by the shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to the Secretary of the Company, 430 North McCarthy Boulevard, #100, Milpitas, CA 95035. See “General Information—Procedure for Director Nominations by Shareholders.”

Board of Directors Interaction with Shareholders

The Company provides for a process for shareholders to communicate with the Board. Shareholders may send written communications to the attention of the Board, specific Board member or committee, in care of California Micro Devices Corporation, Attention: R. Gregory Miller, 430 North McCarthy Blvd., #100, Milpitas, California 95035-5112. You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. Mr. Miller will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Board Attendance at Annual Meetings

Although the Company does not have a formal policy regarding Board attendance at annual meetings of shareholders, all Board members are expected to attend. Historically, a majority of the Board has attended all annual meetings, and all members of the Board attended the 2003 annual meeting that was held on August 8, 2003.

Director Compensation

The Chairman of the Board receives an annual retainer of $60,000 and all other non-employee directors receive an annual retainer $10,000. In addition, each non-employee director receives $1,000 per meeting attend in person and $500 per meeting attended telephonically. Members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee also receive $2,000, $5,000 and $2,000 per year, respectively. In addition, the Chairman of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee receives $3,000, $5,000 and $3,000 per year, respectively. The Company also reimburses the directors for their out-of-pocket expenses. The Company suspended these payments, except out-of-pocket expenses, in January 2003, but reinstated the payments effective July 1, 2003.

The non-employee directors are entitled to stock option grants under the provisions of the Company’s 1995 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), and, if approved by the shareholders under Proposal No. 3, the 2004 Plan. The shareholders have approved a total of 450,000 shares for the Directors’ Plan, of which 362,569 shares were issued and 205,000 shares were subject to outstanding options as of March 31, 2004. The Directors’ Plan is designed to work automatically. A director joining the Board for the first time receives an option for 15,000 shares. Each director who has served at least six months and is reelected at an Annual Meeting is entitled to receive a grant of an option for 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. Each option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the next twelve full calendar quarters thereafter. The exercise price for nonstatutory options granted under the Directors’ Plan shall be the fair market value of a share of the Company’s Common Stock on the date of grant.

On August 8, 2003, two former directors, Dan McCranie and Donald L. Waite were granted 16,000 and 18,000 shares of our common stock, respectively, in consideration for their past services on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee of the Company’s Board of Directors is a former or current officer of employee of the Company or any of its subsidiaries. Currently, no executive officer of the Company nor any member of the Compensation Committee of the Company’s Board of Directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct that applies to all employees. A copy of the code of ethics is available, free of charge, at our website at www.calmicro.com.

Employment Contracts, and Termination of Employment and Change-in-Control Arrangements

Mr. Robert V. Dickinson began working for the Company in April 2001 as our President and Chief Executive Officer. Under the terms of his employment agreement, Mr. Dickinson received an initial non-qualified option to purchase 450,000 shares of our common stock at an exercise price of $6.40 per share, which was equal to the fair market value of our common stock on the date of grant. This option vests as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Dickinson will receive twelve months of severance pay, continued employee benefits, and the vesting of his option to purchase 450,000 shares will accelerate twelve months. In the event of a change of control, sale of assets, or merger where the Company is not the controlling entity, the vesting of his option to purchase 450,000 shares will accelerate twenty-four months. Mr. Dickinson is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Dickinson’s initial target was 50% of his base salary. Currently Mr. Dickinson’s target is 60% of his base salary.

Mr. John M. Jorgenson began working for the Company in November 1995 as our Vice President, Engineering. Under the terms of his employment agreement, Mr. Jorgenson received an initial option to purchase 75,000 shares of our common stock under the 1995 Plan at an exercise price of $8.875 per share, which was equal to the fair market value of our common stock on the date of grant. On February 13, 1998 the exercise price of this option was repriced to $6.00 per share and on December 10, 1998 it was repriced to $3.30 per share. This option vested as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Jorgenson will receive six months severance at his then base salary and continued employee benefits so long as he does not take a position with a competitor that the Company does not authorize and is conditioned upon Mr. Jorgensen releasing any claims he may have against the Company. Mr. Jorgensen is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Jorgenson’s initial target was between 15% and 35% of his base salary. Currently, Mr. Jorgenson’s target is 40% of his base salary.

Mr. David E. Witkowski began working for the Company in August 2001 as our Vice President, Sales. Under the terms of his employment agreement, Mr. Witkowski received an initial option to purchase 100,000 shares of our common stock at an exercise price of $4.30 per share, which was equal to the fair market value of our common stock on the date of grant. This option vests as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Witkowski will receive six months severance at his then base salary and continued employee benefits so long as he does not take a position with a competitor that the Company does not authorize and is conditioned upon Mr. Witkowski releasing any claims he may have against the Company. Mr. Witkowski is also eligible to receive commissions targeted at $130,000 per year.

Mr. R. Gregory Miller began working for the Company in April 2003 as our Vice President, Finance and Chief Financial Officer. Under the terms of his employment agreement, Mr. Miller received an initial non-qualified stock option to purchase 125,000 shares of our common stock at an exercise price of $2.90 per share, which was equal to the fair market value of our common stock on the date of grant. This option vests as to 25% of the shares after one year and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation during the first 24 months of his employment, Mr. Miller will receive six months severance at his then base salary and continued employee benefits through COBRA. This severance pay and benefits will terminate if Mr. Miller accepts another full-time position and is conditioned upon Mr. Miller releasing any claims he may have against the Company. Mr. Miller is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Miller’s initial target was 32.5% of his base salary. Currently, Mr. Miller’s target is 40% of his base salary.

Mr. Kyle D. Baker began working for the Company in August 2001 as our Vice President, Marketing. Under the terms of his employment agreement, Mr. Baker received an initial option to purchase 100,000 shares of our common stock under the 1995 Plan at an exercise price of $8.05 per share, which was equal to the fair market value of our common stock on the date of grant. This option vests as to 25% of the shares on the one year anniversary of his employment and the remaining shares vest as to 6.25% each quarter thereafter. In case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, Mr. Baker will receive six months severance at his then base salary and continued employee benefits. Mr. Baker is also eligible to receive bonuses under our Executive Incentive Plan. Under the terms of his employment agreement, Mr. Baker’s initial target was 32.5% of his base salary. Currently, Mr. Baker’s target is 40% of his base salary.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Act of 1934.

The Audit Committee is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of NASD and each of whom is an “audit committee financial expert” for purposes of the SEC’s rules. The current members of the Audit Committee are David Wittrock, Dr. John Sprague and Wade Meyercord. The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors in December 2003. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B.

On behalf of the Board of Directors, the Audit Committee retains the Company’s independent accountants, reviews the arrangements for and scope of the audit by the Company’s independent accountants and reviews their independence, and oversees generally the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the financial statements and critical accounting policies with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as modified or supplemented, including the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in the financial reporting.

The Company’s independent auditors also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based on the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the SEC. The Audit Committee and the Board of Directors have also approved, subject to shareholder ratification, the selection of the Company’s independent auditors.

AUDIT COMMITTEE

David Wittrock, Chairman

Dr. John Sprague

Wade Meyercord

Executive Compensation

The following table presents compensation paid to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers (the “Named Executive Officers”) for the three fiscal years ended March 31, 2004.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Securities Underlying Options(#)	All Other Compensation ($)(1)
Name and Principal Position	Year	Salary($)		Bonus($)
Robert V. Dickinson President and Chief Executive Officer, Director	2004 2003 2002	$ $ $	287,884 289,615 263,077	$ $ $	360,000 6,346 144,231	150,000 127,700 450,000	$ $ $	9,193 7,780 6,993	(2)

John Jorgensen Vice President, Engineering	2004 2003 2002	$ $ $	190,572 193,075 197,364	$ $ $	140,000 — 5,145	40,000 47,326 40,000	$ $ $	9,185 5,136 5,953	(3)

R. Gregory Miller Vice President, Finance, Chief Financial Officer	2004 2003 2002		$173,692 — —		$122,797 — —	125,000 — —		$2,515 — —	(4)

Kyle Baker Vice President, Marketing	2004 2003 2002	$ $ $	179,074 181,441 116,429	$ $ $	129,500 — 40,337	50,000 36,775 100,000	$ $ $	585 547 238	(5)

David E. Witkowski(7) Vice President, Sales	2004 2003 2002	$ $ $	289,724 240,598 83,619	$ $ $	— — 51,790	20,000 20,725 100,000	$ $ $	7,104 5,576 2,764	(6)

(1)	Company matching contributions to the 401(K) savings plan and group term life.
(2)	Consists of $3,649 and $5,544 in matching contributions to the 401(K) savings plan and group term life, respectively.
(3)	Consists of $6,495 and $2,689 in matching contributions to the 401(K) savings plan and group term life, respectively.
(4)	Consists of $1,169 and $1,346 in matching contributions to the 401(K) savings plan and group term life, respectively.
(5)	Consists of $585 for group term life.
(6)	Consists of $4,780 and $2,324 in matching contributions to the 401(K) savings plan and group term life, respectively.
(7)	The amount indicated for fiscal year 2004 salary includes sales commissions of $122,806.

Stock Option Tables

The following table shows for each of the Named Executive Officers certain information with respect to stock options granted during the last fiscal period.

Option Grants In Last Fiscal Year

(Twelve Months Ended March 31, 2004)

Individual Grants
Name	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(1)
						5%($)	10%($)
Robert V. Dickinson	150,000	(3)	13.72%	$2.75	8/8/13	$259,419	$657,419
John Jorgensen	40,000	(3)	3.66%	$2.90	8/7/13	$72,952	$184,874
R. Gregory Miller	125,000	(4)	11.44%	$2.90	5/12/13	$227,974	$577,732
Kyle Baker	50,000	(3)	4.57%	$2.90	8/7/13	$91,190	$231,093
David Witkowski	20,000	(3)	1.83%	$2.90	8/7/13	$36,476	$92,437

(1)	Potential realizable value is disclosed in response to SEC rules that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by shareholders as representations or projections of the future value of the Company’s stock or of the stock price.
(2)	Percent of total options granted calculated using fiscal year 2004 grants.
(3)	These options are exercisable over a two year period, with 50% exercisable one year from the date of grant and the balance exercisable in quarterly installments thereafter.
(4)	These options are exercisable over a four year period, with 25% exercisable one year from the date of grant and the balance exercisable in monthly installments thereafter.

The following table sets forth as to each of the Named Executive Officers, certain information with respect to stock options exercised during the last fiscal year (twelve months ended March 31, 2004) and unexercised options held as of March 31, 2004.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at March 31, 2004		Value of Unexercised In-The-Money Options at March 31, 2004(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert V. Dickinson	157,388	$1,169,037	209,375	360,937	$1,463,531	$3,168,886
John Jorgensen	—	—	138,825	82,500	$1,044,836	$719,950
R. Gregory Miller	—	—	—	125,000	$—	$1,311,250
Kyle Baker	—	—	80,525	106,250	$487,692	$880,938
David Witkowski	—	—	70,725	70,000	$637,045	$654,800

(1)	In the money options values are based on the closing market price of March 31, 2004, of $13.39.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2004, including the 1995 Plan, the Directors’ Plan, and the 1995 Employee Stock Purchase Plan. The table does not include shares issuable under the 2004 Plan that shareholders are being asked to adopt under Proposal No. 3.

The following table summarizes our equity compensation plans as of March 31, 2004:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,385,214	$5.96	734,639
Equity compensation plans not approved by security holders(2)	752,342	$4.91	—

Total	3,137,556	$5.71	734,639

(1)	The number of securities available for future issuance as of March 31, 2004 included 259,980 shares of Common Stock available for issuance under our Employee Stock Purchase Plan, 387,228 under our 1995 Plan and 87,431 under our Directors’ Plan. See Note 14 of Notes to Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2004 for a description of our equity compensation plans. As of May 31, 2004, following the completion of our follow-on offering, an aggregate of 313,279 shares were available for issuance under all three of our equity compensation plans, assuming we were limited to only issuing 25 million shares of Common Stock.
(2)	Includes options to purchase 575,000 shares of Common Stock to executive officers and warrants to purchase 59,250, 44,766 and 73,326 shares of Common Stock to the placement agents in our December 2001, November 2002 and July 2003 private placements. Excludes warrants outstanding as of March 31, 2004 to purchase 351,042 shares of Common Stock issued to investors in our 2002 private placement.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Act of 1934.

The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of outside directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to set the compensation annually of the Chief Executive Officer (the “CEO”), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; and review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

Compensation Philosophy.    The Company believes that the management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company’s compensation programs, the Committee’s goals are to align compensation with the Company’s business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company’s compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

Base Salary.    The Committee annually reviews and determines the CEO’s base salary, taking into account individual and corporate performance, level of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Committee annually discusses with the CEO his similar analysis of the base salary of the other executive officers in deciding whether to approve the CEO’s recommendation of the salaries of the other executive officers. Consistent with the Company’s current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

Bonus.    The Company’s bonus plan provides for bonuses to be awarded to key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company’s performance objectives include operating, strategic and financial goals considered critical to the Company’s short and long term goals.

Options.    The purpose of the Company’s stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company’s shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

CEO Compensation.    The Committee uses the same procedures described above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The Compensation Committee determines the CEO’s compensation based on objective data synthesized to competitive ranges following a statistical analysis and subjective policies and practices, including assessment of the CEO’s achievements, and a review of compensation paid to CEOs of competitive companies. The Committee believes that the CEO’s salary and bonus plan reflects the CEO’s achievements and is comparable to the salaries offered to CEOs of competitive companies. In recommending stock options, the Committee considers the CEO’s performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

Conclusion.    As a significant portion of the Company’s compensation program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

Members of the Compensation Committee

Dr. John Sprague, Chairman

Wade Meyercord

Dr. Edward C. Ross

V.     FIVE-YEAR PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return on California Micro Devices Common Stock, the Standard & Poor’s 500 Index (“S&P”), and the Nasdaq Composite Index.

The graph assumes $100 was invested on March 31, 1999, in California Micro Devices Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (California Micro Devices has not paid dividends.)

*	$100 invested on 3/31/99 in stock or index—including reinvestment of dividends. Fiscal year ending March 31.

Pursuant to Securities and Exchange Commission regulations, this chart is not “soliciting material”, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with.

VI.    OTHER BUSINESS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the period ended March 31, 2004, is being mailed with this proxy statement to shareholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 430 North McCarthy Boulevard, #100, Milpitas, California 95035-5430.

By Order of the Board of Directors

/s/ STEPHEN M. WURZBURG
Stephen M. Wurzburg Secretary Milpitas, California

Appendix A

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(Adopted by the Board on June 22, 2004)

A-1

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

A-i

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

A-ii

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

A-iii

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on June 22, 2004, subject to shareholder approval, which was effective on              , 2004 (the “Effective Date”). The plan is a successor to the Company’s 1995 Employee Stock Option Compensation Plan and the 1995 Non-Employee Directors’ Stock Option Plan (the “Prior Plans”). As of the Effective Date, no further awards shall be made under the Prior Plans. However, the provisions of the Prior Plans shall continue to apply to awards granted under the Prior Plans prior to the Effective Date. In the event that this Plan is not approved by shareholders, awards shall continue to be made under the Prior Plans in accordance with their terms. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean California Micro Devices Corporation, a California corporation.

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(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

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(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2004 Omnibus Incentive Compensation Plan of California Micro Devices Corporation, as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

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(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. Subject to compliance with applicable law, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

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(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Offerees and Optionees;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price or Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(ix) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be adversely affected;

(x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

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(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors.

(i) Each Outside Director who first joins the Board of Directors on or after the Effective Date shall receive a Nonstatutory Option, subject to approval of the Plan by the Company’s stockholders, to purchase 15,000 Shares (subject to adjustment under Section 11) on the Effective Date or, if later, on his or her appointment or election to the Board of Directors.

(ii) As of the date of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring on the Effective Date, each Outside Director who is not eligible for the grant of an initial option under Section 4(b)(i) and who has been elected or reelected or is continuing to serve as a member of the Board of Directors as of the adjournment of such meeting shall receive an Option to purchase 10,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months.

(iii) Each Option granted under this Section 4(b) shall vest and become exercisable as to one fourth of the Shares at the end of the 4th full calendar quarter following the date the Option was granted and as to an additional 1/16th of the Shares at the end of each subsequent full calendar quarter commencing with the 5th full calendar quarter following the date the Option was granted; provided, however, that each such Option shall become fully vested if a Change in Control occurs with respect to the Company during the Outside Director’s Service (unless otherwise provided by the Board in the Outside Director’s Nonstatutory Option agreement).

(iv) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(v) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the tenth anniversary of the date of grant of such Options, (B) the first anniversary of the date of termination of such Outside Director’s Service by reason of death or Total and Permanent Disability, (C) the date 90 days after the termination of such Outside Director’s Service for any reason other than death or Total and Permanent Disability, (D) the first anniversary of the Outside Director’s death during the 90 day period specified in Section 4(b)(v)(C), or (E) that date that such Outside Director files or has filed against him or her a petition in bankruptcy; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised. The Board may also provide for earlier termination in the Outside Director’s Nonstatutory Option agreement.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The maximum aggregate number of Shares that may be subject to Awards granted under the Plan shall not exceed 1,070,000 Shares, plus any Shares remaining available for grant of awards under the Prior Plans on the Effective Date (including Shares subject to outstanding options under the Prior Plans on the Effective Date that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares that are forfeited pursuant to such

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Prior Plans after the Effective Date). Any Shares granted as Options or SARs shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares granted as Awards other than Options or SARs shall be counted against this limit as two (2) Shares for every one (1) Share granted. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Individual Award Limitation. Subject to the provisions of Section 12, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any one fiscal year of the Company that relate to more than 500,000 Shares.

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being settled or exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units (multiplied by 2) shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

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(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of Option shall in no

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event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of

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Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding Option for the purpose of reissuing the Option to the Optionee at a lower exercise price or reduce the exercise price of an outstanding Option.

(k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(f) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules; provided that payment may not be made by delivery of a promissory note.

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(g) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

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(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding SAR for the purpose of reissuing the SAR to the Optionee at a lower exercise price or reduce the exercise price of an outstanding SAR.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f) Death of Recipient. Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. TRANSFERABILITY; PERFORMANCE GOALS

(a) Transferability

Except to the extent determined by the Committee, no Award shall be assigned or transferred by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant may be exercised only by such Participant or his or her guardian or legal representative.

(b) Performance Goals

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: [(a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) sales, (r) unit openings or (s) customer satisfaction]

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year. The Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 12. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Section 5(a) and (b);

(iii) The number of Shares covered by each outstanding Option and SAR;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 17. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect any Award previously granted under the Plan.

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CALIFORNIA MICRO DEVICES CORPORATION

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

CALIFORNIA MICRO DEVICES CORPORATION

By

Name

Title

CALIFORNIA MICRO DEVICES CORPORATION

02004 OMNIBUS INCENTIVE COMPENSATION PLAN

Appendix B

AUDIT COMMITTEE

of the

BOARD OF DIRECTORS

of

CALIFORNIA MICRO DEVICES CORPORATION

AUDIT COMMITTEE CHARTER

Committee Purpose

The Audit Committee (Committee) is a standing Committee established by the Board of Directors of California Micro Devices Corporation (Board), a California corporation (“CAMD”).

The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to the integrity of the financial statements and the financial reporting process, the systems of internal accounting and financial controls, auditing, independence, performance, and qualifications of the independent auditors, legal and regulatory compliance activities and other matters as the Board of Directors deems appropriate.

The Committee’s role is limited to this oversight, recognizing that CAMD’s management is responsible for preparing CAMD’s financial statements and the independent auditor is responsible for auditing those financial statements. In adopting this Charter, the Board of Directors acknowledges that the Audit Committee members are not providing any expert or special assurance as to CAMD’s financial statements or any professional certification as to the independent auditor’s work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside CAMD that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary.

Committee Membership and Procedures

The Audit Committee shall consist of a minimum of three Directors, as determined from time to time by the Board, one of whom shall be appointed as Chair by the Committee. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Audit Committee. The Chair shall be responsible for leadership of the Audit Committee, including scheduling meetings, preparing agendas and making reports to the Board of Directors.

The entire Audit Committee or any individual Audit Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors. Any Audit Committee member may resign effective upon giving oral or written notice to the Chairman of the Board of Directors, the Corporate Secretary or the Board of Directors (unless the notice specifies a later time for the effectiveness of such resignation).

Independence and Other Qualifications

Each member shall meet the objective test of “independence” which has been established by the Board of Directors or in the absence of such test, the Board of Directors shall make an individual determination that such Director is independent within the meaning of any applicable law or any listing standard or rule established by the Nasdaq. Each member of the Audit Committee shall also meet any additional independence or experience requirements as may be established from time to time by the Nasdaq applicable to the Audit Committee.

The Board of Directors shall endeavor to appoint at least one member to the Committee who is an “audit committee financial expert” as such term may be defined by the SEC, and all members of the Committee shall be able to read and understand fundamental financial statements.

Committee Meetings

The Audit Committee may include in its meetings or in separate executive sessions members of Management, the independent auditors or other persons employed or retained by CAMD or the Audit Committee; provided, however, that periodically during its meetings, the Audit Committee shall meet separately with each of Management and the independent auditors. Meetings shall be held upon notice given in accordance with the By-laws of CAMD. Depending on the circumstances, additional meetings may be called, subject to reasonable notice, at any time by any member of the Board or by the CEO or CFO.

Delegation to Subcommittee

The Audit Committee shall have the authority to delegate to a subcommittee(s) consisting of one or more designated members of the Audit Committee the authority to conduct such of the Audit Committee’s activities as are provided in the resolutions of the Audit Committee, except to the extent such delegation is limited by applicable law or listing standard. The actions of any subcommittee to whom authority is delegated under this paragraph shall be reported to the full Audit Committee or the Board when required.

Resources and Authority

The Audit Committee shall have the resources and appropriate authority to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of outside legal, accounting or other independent advisors to assist the Committee or a member(s) of the Committee engaged in conducting the Committee’s activities, as it deems appropriate.

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.

CAMD shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation (i) to the independent auditor employed by CAMD; and (ii) to any independent counsel and other advisers employed by the Audit Committee as it determines necessary to carry out its duties.

Duties and Responsibilities

The following shall be the duties of the Audit Committee in carrying out its functions. These act as a guide to the Audit Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1.	The Audit Committee shall have the sole authority to appoint, retain, compensate, evaluate and, where appropriate, replace CAMD’s independent auditor;

2.	The Audit Committee shall have the sole authority to approve all auditing services and non-audit services to be provided to CAMD and its subsidiaries by the independent auditors in advance of the provision of these services and shall also approve the fees and terms of all non-audit services provided by the independent auditor; the Committee may delegate pre-approval authority to one of its members, so long as the decisions of that member are subsequently presented to the full committee.

3.	Obtain and review, at least annually, a report by the independent auditor describing the following:

i.	all relationships between the independent auditors and CAMD, in order to assess the independent auditor’s independence, including non-audit services rendered to CAMD by the independent auditors.

ii.	The firm’s internal quality control procedures and any material issues raised by peer review or governmental agencies or professional authorities within the past 5 years

4.	Review any report by the independent auditor delivered to it describing:

i.	critical accounting policies and practices to be used;

ii.	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management; and

iii.	any other material written communications between the independent auditor and Management, such as any management letter or schedule of unadjusted differences;

5.	Review and discuss with the independent auditor the matters related to the conduct of the audit required to be discussed by Statement on Auditing

Standards Nos. 61 and 90 (Communications with Audit Committees), including the independent auditor’s judgment about the quality, not just acceptability, of CAMD’s accounting principles as applied in its financial reporting;

6.	Review with the independent auditor the adequacy and effectiveness of CAMD’s internal control structure and procedures and consider any recommendations for improvement of such controls;

7.	Following each audit, evaluate the independent auditor’s qualifications, performance and independence;

8.	Review the rotations of the audit partners of the independent auditor;

9.	Present its conclusions with respect to the independent auditor’s qualifications, performance and independence to the Board of Directors;

10.	Discuss the annual audited financial statements and quarterly financial statements and with Management and the independent auditor, including CAMD’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

11.	Discuss press releases related to CAMD’s earnings as well as financial information and earnings guidance provided to analysts and rating agencies;

12.	Discuss matters with respect to risk assessment and risk management;

13.	Review with the independent auditor any significant difficulties or problems the independent auditor has encountered in the course of its audit, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and Management’s response, as well as any significant disagreements with Management.

14.	Set hiring policies for employees or former employees of the independent auditor;

15.	Review major issues as to the adequacy of CAMD’s internal financial and accounting controls and audit steps adopted in light of material control deficiencies if any;

16.	Review analyses prepared by Management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;

17.	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of CAMD;

18.	Establish procedures for: (i) the receipt, retention and treatment of complaints from employees regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of CAMD of concerns regarding questionable accounting or auditing matters;

19.	Review with the Board of Directors any issues that arise with respect to the quality or integrity of CAMD’s financial statements, CAMD’s compliance with legal or regulatory requirements, and the performance and independence of CAMD’s independent auditors;

20.	Review with the independent auditor and Management the impact on the financial statements of CAMD of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of financial reporting, prior to filing of periodic reports with the SEC or as soon as practicable if the communications cannot be made prior to filing.

21.	Recommend to the Board of Directors, based on the Audit Committee’s review and discussions with Management and the independent auditor, whether CAMD’s financial statements should be included in its Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

22.	Prepare or cause to be prepared the Audit Committee Report required by SEC rules to be included in CAMD’s annual stockholders’ meeting proxy statement.

23.	Recommend to the Board of Directors any revisions to this Charter deemed appropriate by the Audit Committee.

Appendix C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

CALIFORNIA MICRO DEVICES CORPORATION

Composition

This Charter governs the operations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall be comprised of such number of directors as determined by the Board of Directors.

The members of the Nominating and Corporate Governance Committee shall be elected by the Board of Directors annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Nominating and Corporate Governance Committee may designate a Chair.

Statement of Policy

The Nominating and Corporate Governance Committee shall provide assistance to the Board of Directors in overseeing corporate governance, and shall make recommendations to the Board of Directors regarding a slate of persons for the Board of Directors to nominate (or direct be nominated) for election to the Board of Directors at the annual shareholders meeting.

Processes

The following shall be the principal recurring processes of the Nominating and Corporate Governance Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Nominating and Corporate Governance Committee may alter or supplement them as appropriate. For purposes below, the term “Committee” means any committee of the Board of Directors.

1. As provided in the Corporation’s bylaws, the Nominating and Corporate Governance Committee shall recommend to the Board of Directors a slate of nominees for election to the Board of Directors at the annual shareholders meeting. In addition, the Nominating and Corporate Governance Committee shall recommend to the Board of Directors nominees to fill any vacancy created on the Board of Directors. The Nominating and Corporate Governance Committee shall also recommend to the Board of Directors membership of Committees following the annual shareholders meeting. The Nominating and Corporate Governance Committee shall assist the Board of Directors to determine whether proposed nominations for director at the annual shareholders meeting made by Corporation shareholders are timely and properly submitted.

2. The Nominating and Corporate Governance Committee shall periodically review, in consultation as desired with the Corporation’s outside counsel, the Corporation’s corporate governance practices, including whether the Corporation is operating in compliance with the restrictions imposed upon the Corporation through the Corporation’s Articles of Incorporation, Bylaws, or applicable laws.

3. The Nominating and Corporate Governance Committee shall recommend to the Board of Directors changes in the Corporation’s corporate governance practices, including (a) changes to the Corporation’s Articles of Incorporation or Bylaws, such as the domicile of the Corporation and its

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shareholder rights plan, (b) changes in the manner of conduct or frequency of meetings of the Board of Directors or any Committees, (c) changes to the size or composition of the Board of Directors or any Committees, (d) creation of additional or elimination of existing Committees, (e) changes to the responsibilities and charters of existing Committees and content of the proposed charter for a Committee in formation, and (f) other changes to improve individual Director effectiveness.

4. The Nominating and Corporate Governance Committee shall recommend to the Board, with the input of management, a carrier for director and officer liability insurance and the liability limits and scope of coverage of any such resulting policy. The Nominating and Corporate Governance Committee shall recommend to the Board, with the input of management, any proposed change to the form of indemnification agreements for officers and directors.

Reports

The Nominating and Corporate Governance Committee may, as it desires, prepare or cause the preparation of a report for inclusion in the Corporation’s annual proxy statement.

The Committee shall submit any recommendations for changes to the Nominating and Corporate Governance Committee Charter to the full Board of Directors for approval.

The Nominating and Corporate Governance Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

Reliance on Information Provided

In adopting this Nominating and Corporate Governance Committee Charter, the Board of Directors acknowledges that the Nominating and Corporate Governance Committee members may not be legal experts and are not providing any expert or special assurance as to the Corporation’s legal compliance. Each member of the Nominating and Corporate Governance Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Nominating and Corporate Governance Committee and the accuracy and completeness of the corporate governance and other information provided to the Nominating and Corporate Governance Committee by such persons or organizations absent actual knowledge to the contrary.

Dated Effective and Last Amended: August 7, 2002

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Please Mark Here for Address Change or CommentsSEE REVERSE SIDE

1. ELECTION OF DIRECTORS: Nominees: 01 Robert V. Dickinson 02 Wade F. Meyercord03 Dr. Edward C. Ross 04 Dr. David W. Sear 05 Dr. John L. Sprague 06 David L.Wittrock

FOR all nominees (except as indicated to the left)

WITHHOLD AUTHORITY to vote for all nominees listed to the left

Instruction: If you wish to withhold authority to vote for any individualnominee, strike a line through the nominee’s name in the list above.2. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENTAUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005: FORAGAINST ABSTAIN

3. PROPOSAL TO ADOPT THE 2004 OMNIBUS INCENTIVE COMPENSATION PLAN.4. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OFAUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000.

FOR AGAINST ABSTAIN

In his discretion, the proxy is authorized to vote upon such other matters asmay properly come before the meeting or any adjournment or adjournmentsthereof.PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURNTHIS PROXY CARD PROMPTLYUSING THE ENCLOSED ENVELOPE.

Signature Date Signature DateIf shares are jointly held, each holder should sign. If signing for estates,trusts, corporations, or partnerships, title and capacity should be stated.FOLD AND DETACH HERE

CALIFORNIA MICRO DEVICES CORPORATIONANNUAL MEETING OF SHAREHOLDERS, AUGUST 12, 2004 THIS PROXY IS SOLICITED ONBEHALF OF THE BOARD OF DIRECTORSThe undersigned shareholder of CALIFORNIA MICRO DEVICES CORPORATION, aCalifornia corporation, hereby acknowledges receipt of the Notice of AnnualMeeting of Shareholders and Proxy Statement, each dated July 6, 2004, and herebyappoints Robert V. Dickinson as proxy and attorney-in-fact, with full power ofsubstitution, on behalf and in the name of the undersigned, to represent theundersigned at the Annual Meeting of Shareholders of CALIFORNIA MICRO DEVICESCORPORATION, to be held on August 12, 2004, at 2:00 p.m., local time, at theMcCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, Californiaand at any adjournments thereof, and to vote all shares of Common Stock whichthe undersigned would be entitled to vote if then and there personally present,on the matters set forth on the opposite side.

THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED,WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE RATIFICATIONOF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCALYEAR ENDING MARCH 31, 2005, FOR THE ADOPTION OF THE 2004 OMNIBUS INCENTIVECOMPENSATION PLAN, FOR THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES OFINCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND ASSUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THEMEETING.SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THEMEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THEPOWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.(CONTINUED AND TO BE MARKED ON THE REVERSE SIDE)Address Change/Comments (Mark the corresponding box on the reverse side)FOLD AND DETACH HERE